SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 9, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On December 9, 1996, registrant issued a press release entitled Halliburton Company Reorganization pertaining, among other things, to an announcement that prior to 1996 year end registrant intends to complete a reorganization of its legal structure. The purpose of the reorganization is to improve internal operating flexibility and reduce certain state taxes. A new parent holding company will be created and will own the existing publicly held company. The name of the new parent company will be Halliburton Company and the former public company will be named Halliburton Energy Services, Inc. Existing Halliburton Company common stock certificates will remain in force and effect; no exchange of certificates will take place. The reorganization will be tax free to registrant's shareholders.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 9, 1996.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:  December 11, 1996                    By:  /s/ Robert M. Kennedy
                                                -------------------------
                                                     Robert M. Kennedy
                                                     Vice President-Legal




























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                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                        Description                         Numbered Page

  20                          Press Release of
                              December 9, 1996                        5 of 6
                              Incorporated by Reference
































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